                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 28, 2003
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                          THE SHERWIN-WILLIAMS COMPANY
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               (Exact Name of Registrant as Specified in Charter)


        Ohio                  1-4851                      34-0526850
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   (State or Other        (Commission File     (IRS Employer Identification No.)
   Jurisdiction of            Number)
   Incorporation)


                101 Prospect Avenue, N.W., Cleveland, Ohio 44115
                ------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code:  (216) 566-2000
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Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
         ---------------------------------------------

     On October 28, 2003, The Sherwin-Williams Company issued a press release announcing its financial results for the third quarter of 2003 and certain other information. A copy of the press release is furnished with this report as
Exhibit 99 and is incorporated herein by reference.


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE SHERWIN-WILLIAMS COMPANY


October 28, 2003                        By:    /s/ L.E. Stellato
                                           -------------------------------------
                                           L.E. Stellato
                                           Vice President, General Counsel and
                                           Secretary



                                  EXHIBIT INDEX
                                  -------------

   EXHIBIT NO.    EXHIBIT DESCRIPTION
   ----------     -------------------

       99         Press Release of Sherwin-Williams, dated October 28, 2003.




















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